1933 Act Registration No. 811-07414
                       1940 Act Registration No. 033-56546
                      ------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20546

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
Pre-Effective Amendment No.                                             [ ]
Post-Effective Amendment No.                                            [12]
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                      [X]
Amendment No.                                                           [17]


                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
               (Exact name of registrant as specified in Charter)

                      107 South Fair Oaks, Blvd., Suite 315
                           Pasadena, California 91105
              (Address of Principle Executive Offices and Zip Code)

                                  626-844-1441
               (Registrant's Telephone Number including Area Code)


                            Stephen C. Schuyler, Esq.
                           Orbitex Fund Services, Inc.
                                150 Motor Parkway
                            Hauppauge, New York 11788
                                  631-470-2650
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:
                            JoAnn M. Strasser, Esq.
                               Thompson Hine, LLP
                               312 Walnut Street
                                   Suite 1400
                             Cincinnati, Ohio 45202
                              513-352-6725 (phone)
                               513-241-4771 (fax)


                                  ------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
--------------------------------------------
As soon as practicable following effective date.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
/ / immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(3)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     [LOGO]








                              Santa Barbara Group
                                of Mutual Funds




                             The Bender Growth Fund
                               The Montecito Fund

                            The Santa Barbara Group
                             of Mutual Funds, Inc.
                                (the "Company")
                      107 South Fair Oaks Blvd., Suite 315
                           Pasadena, California 91105
                                 1-800-723-8637



                             The Bender Growth Fund
                               The Montecito Fund



                                   PROSPECTUS



                                     DATED
                                 JULY 29, 2002



The Fund offers three different classes of shares so that you may choose the class that best suits your investing needs. Each class differs as to sales charges and ongoing fees.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                               TABLE OF CONTENTS

THE BASICS ABOUT THE FUNDS ................................................    2
        How Have the Funds Performed in the Past? .........................    4
        Performance Bar Charts ............................................    4
FEES AND EXPENSES .........................................................    5
        Shareholder Fees ..................................................    5
        Annual Fund Operating Expenses ....................................    5
        Example ...........................................................    7
ADDITIONAL INFORMATION ABOUT RISKS ........................................    7
        Convertible Security Risk .........................................    7
        Foreign Security Risk .............................................    7
        Debt Securities ...................................................    7
        Temporary Defensive Positions .....................................    8
ADDITIONAL INVESTMENT INFORMATION .........................................    8
INVESTMENT ADVISORY SERVICES ..............................................    8
        Fund Manager ......................................................    9
        Investment Adviser ................................................    9
        Portfolio Managers ................................................    9
HOW TO BUY AND SELL SHARES ................................................    9
        Determination of Share Price ......................................    9
        Variable Pricing System ...........................................    9
        Class A Shares ....................................................   10
        Class C Shares ....................................................   10
        Class Y Shares ....................................................   11
        Factors to Consider When Choosing a Share Class ...................   11
        Distribution Fees .................................................   11
        Minimum Investment Amounts ........................................   12
        Opening and Adding To Your Account ................................   12
        Purchase By Mail ..................................................   12
        Wire Transfer Purchases ...........................................   13
        Purchases through Financial Service Organizations .................   13
        Automatic Investment Plan .........................................   13
        Telephone Purchases ...............................................   14
        Miscellaneous Purchase Information ................................   14
        How To Sell (Redeem) Your Shares ..................................   14
        By Mail ...........................................................   15
        Signature Guarantees ..............................................   15
        By Telephone ......................................................   15
        By Wire ...........................................................   16
        Redemption At The Option Of The Fund ..............................   16
DIVIDENDS AND DISTRIBUTIONS ...............................................   16
PRINCIPAL UNDERWRITER .....................................................   16
TAX CONSIDERATIONS ........................................................   16
GENERAL INFORMATION .......................................................   17
FINANCIAL HIGHLIGHTS ......................................................   18
        Class A Shares ....................................................   18
        Class C Shares ....................................................   19
        Class Y Shares ....................................................   20
PRIVACY STATEMENT .........................................................   21
FOR MORE INFORMATION .................................................Back Cover

                           THE BASICS ABOUT THE FUNDS

                             THE BENDER GROWTH FUND

THE FUND'S INVESTMENT   o  long-term growth of capital. Current income is not a
OBJECTIVE IS:              significant investment consideration and any such
                           income realized will be considered incidental to the Fund's investment objective.

THE FUND'S PRINCIPAL    o  normally investing at least 80% of the Fund's total
INVESTMENT STRATEGIES      assets in US common stocks;
ARE:                    o  investing in common stocks of companies without
                           regard to market capitalizations;
                        o  investing its assets in a limited number of equity
                           securities of companies which the Fund's Advisor believes show a high probability for superior growth;
                        o  utilizing a proprietary research system to identify
                           sensitive sectors of the economy, then investing in companies within those sectors that have some or all of the following characteristics:
                           o  a higher than average annual rate of earnings
                              growth on a sustained basis.
                           o  a demonstrated potential for future higher than
                              average annual rate of earnings growth.
                        o  investing in companies that have a demonstrated
                           history of long-term financial stability, including strong management history, improving operating margins, pricing flexibility, higher rates of return on equity, and positive cash flow.

THE PRINCIPAL RISKS OF  o  GENERAL RISK--There is no assurance that the Fund can
INVESTING IN THE FUND      achieve its investment objective, since all
ARE:                       investments are inherently subject to market risk.
                           As a result, you may lose money by investing in the Fund. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news.

                        o STOCK MARKET RISK--The Fund may suffer losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for significant periods.

                        o SMALL-CAP COMPANY RISK--The Fund invests in companies that are considered to be smaller companies (less than $3 billion in total market capitalization). Small-Cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and lack of management depth. Further, Small-Cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.

                        o GROWTH RISKS--The Fund invests in companies considered to be growth-oriented companies. If the Fund's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

                               THE MONTECITO FUND

Investment Objective       The Fund's investment objective is to seek total
                           return through capital appreciation and current income.

Principal Investment    o  The Fund pursues its investment objective principally
                           by investing in common Strategies stock of large capitalization companies headquartered in the United
                           States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

                           This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization "growth" stocks in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets the investment criteria described above.

Principal Risks         o  Your investment in the Fund is subject to the
                           following principal risks:

                           o  Growth Risk
                                The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

                           o  Stock Market Risk
                                The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

                           o  Common Risk
                                Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

                           o  Value Risk
                                There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

                        o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and           o  Because this is a new Fund without a prior operating
Performance Table          history, a bar chart and table reflecting prior
                           performance history is not yet available.

                             THE BENDER GROWTH FUND

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and table set out below help show the returns and risks of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund's Class Y shares over the lifetime of the Fund. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

PERFORMANCE BAR CHART FOR CLASS Y SHARES FOR CALENDAR YEARS ENDING ON
DECEMBER 31

GRAPH INFO HERE




                    1997           21.70%
                    1998           34.74%
                    1999          143.47%
                    2000          -10.78%
                    2001          -24.13%



Best Quarter:  -- Qtr  --         ______%
Worst Quarter: -- Qtr  --         ______%




                               PERFORMANCE TABLE

                          Average Annual Total Returns
                 ---------------------------------------------
                 (For the periods ending on December 31, 2001)

                                                                  SINCE
                                                   PAST         INCEPTION
                               PAST YEAR         5 YEARS       OF THE FUND
                               ---------         -------       -----------

RETURN BEFORE TAXES
Class Y                        (24.13)%           21.86%           21.35%
Class A                        (28.23)%             N/A            30.07%
Class C                        (25.67)%           20.74%           20.24%

Return after taxes on
distributions(1) Class Y        (24.13)%          21.61%           21.12%

Return after taxes on
distributions and sale of
Fund shares(1) Class Y         (14.69)%           18.57%           18.15%

S&P 500(R)Index(2)             (11.87)%           10.70%           10.40%


-------

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) S&P 500(R)Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.





For the period 1/1/02 through 6/30/02, the Fund's Class Y year-to-date return was ___________%.

                               FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Bender Growth Fund.

--------------------------------------------------------------------------------
            Shareholder Fees:
(fees paid directly from your investment)      CLASS A      CLASS C     CLASS Y
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(as a percentage of offering
price)                                         5.75%         NONE         NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of redemption
proceeds)                                      NONE          1.00%        NONE
--------------------------------------------------------------------------------


(1) Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year.

(2) Each Fund's Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.




--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted
from Fund Assets)                    CLASS A          CLASS C          CLASS Y
--------------------------------------------------------------------------------
MANAGEMENT FEES (2)                   1.60%            1.89%            1.68%
--------------------------------------------------------------------------------
DISTRIBUTION & SERVICING
  (12b-1) FEES (3)                    0.25%            1.00%            0.25%
--------------------------------------------------------------------------------
OTHER EXPENSES                        0.00%            0.00%            0.00%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                            1.85%            2.89%            1.93%
--------------------------------------------------------------------------------


(1) Annual Operating Expenses as shown in the table reflect the actual operating expenses incurred for each share Class for the Fund's fiscal year ending March 31, 2002.

(2) Management fees include separate fees for investment advisory services and for administrative and other services. Both fees are paid to the Fund Manager. For Administrative Services rendered to the Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A shares; 2.00% annually on Class Y shares up to $2.5 million, then 1.10% annually on amounts above $2.5 million; and 2.00% annually on Class C shares up to $7.5 million, then 1.10% annually on amounts above $7.5 million.

(3) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN
         THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                ------       -------       -------      --------

           CLASS A              $  752        $1,123        $1,518        $2,619
           CLASS C              $  392        $  895        $1,523        $3,214
           CLASS Y              $  196        $  606        $1,042        $2,254



A MAXIMUM SALES CHARGE OF 5.75% IS INCLUDED IN THE CLASS A SHARE EXPENSE CALCULATIONS, AND A CONTINGENT DEFERRED SALES CHARGE OF 1.00% IS INCLUDED IN THE ONE-YEAR FEES FOR CLASS C SHARES.

                               FEES AND EXPENSES

This table describes the fees and estimated expenses you may pay if you buy and hold shares of the Montecito Fund.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES:
                    (fees paid directly from you investment)
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                                   5.75%
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of redemption proceeds)                              NONE
--------------------------------------------------------------------------------
REDEMPTION FEES                                                       NONE(4)
--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES:
                  (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
MANAGEMENT FEES (1)                                                   0.94%
--------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES (2)                                         0.25%
--------------------------------------------------------------------------------
OTHER EXPENSES (3)                                                    0.00%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.19%
--------------------------------------------------------------------------------


(1) Management fees include a maximum fee of 0.30% for investment advisory services and 0.64% for administrative and other services. Both fees are paid to the Fund's Manager pursuant to separate agreements for each service.

(2) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) The Fund's Manager is responsible for paying all the Fund's expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Fund estimates that it will not incur any of these "Other Expenses" during its current fiscal year

(4) The Fund's Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                ONE YEAR        THREE YEARS     FIVE YEARS      TEN YEARS
                --------        -----------     ----------      ---------

                  $689              $931          $1,192          $1,935

A MAXIMUM SALES CHARGE OF 5.75% IS INCLUDED IN THE CLASS A SHARE EXPENSE CALCULATIONS.

ADDITIONAL INFORMATION ABOUT RISKS

The principal risks of investing in each of the Funds are summarized in the "Basics About The Fund" Sections of this Prospectus. What follows is additional information you may wish to know concerning the risks of investing in each of the Funds.

CONVERTIBLE SECURITY RISK. The Bender Growth Fund is allowed to invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

FOREIGN SECURITY RISK. Each Fund may invest in foreign securities, but will not invest in "emerging market" countries. Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Investment Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar.

DEBT SECURITIES. Each Fund invests its excess cash in United States Government bonds, bills, and notes, corporate debt securities and money market instruments. Each of these types of securities are debt instruments. The primary risks of debt instruments are interest rate risk and credit risk. As interest rates generally rise, the value of debt instruments generally falls. The longer a debt instrument has until it matures, the more severely its price will change when interest rates change. Also, the value of a debt instrument can change due to a change in the creditworthiness of the issuer. The less creditworthy the issuer, the less desirable the security, and the lower its value.

TEMPORARY DEFENSIVE POSITIONS. Under abnormal market or economic conditions, each Fund's Advisor may adopt a temporary defensive investment position in the market. When the Advisor assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when a Fund holds a significant portion of its net assets in cash, they will not be investing according to their investment objectives and the Fund's performance may be negatively affected as a result.

                       ADDITIONAL INVESTMENT INFORMATION

The principal investment strategies of each Fund is summarized in the "Basics About the Fund" Sections of this Prospectus. What follows is additional information you may wish to know concerning the Funds' investing policies and limitations.

The Bender Growth Fund's Investment Adviser believes that investing in leading companies in economically sensitive sectors of the economy is the best way to achieve above-average long-term capital growth.

Under normal conditions, at least 80% of the Bender Growth Funds' total assets are invested in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stock. Some of the companies in which the Fund invests are considered to be "Small-Cap" companies (less than $1 billion in market capitalization). The Bender Growth Fund does not normally invest in companies that carry large debt positions on their balance sheets.

In addition to investing in equity securities, each Fund is authorized to invest in securities of foreign companies that meet the Fund's investment objective, as well as high quality short-term fixed income securities. The investment objective of the Montecito Fund may be changed without shareholder approval.

                          INVESTMENT ADVISORY SERVICES

THE FUNDS ARE MANAGED BY SBG CAPITAL MANAGEMENT, INC. (THE "FUND MANAGER"). IN ORDER TO MAXIMIZE EACH FUND'S GROWTH POTENTIAL, THE FUND MANAGER HAS ENTERED INTO A SUB-ADVISORY AGREEMENT WITH ROBERT BENDER & ASSOCIATES ("BENDER & ASSOC.") TO PROVIDE INVESTMENT ADVICE TO THE BENDER GROWTH FUND, AND AMERISTOCK CORPORATION ("AMERISTOCK") TO PROVIDE INVESTMENT ADVICE TO THE MONTECITO FUND, AND TO MANAGE EACH FUND'S RESPECTIVE DAY-TO-DAY INVESTMENTS. THE INVESTMENT ADVISER IS SUPERVISED BY THE FUND MANAGER.

FUND MANAGER

SBG Capital Management, Inc., 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105, (the "Fund Manager") serves as investment adviser to the Funds. The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to individuals, trusts and institutions. The Fund Manager has managed the Santa Barbara Group of Fund's day-to-day business affairs under the general supervision of the Board of Directors since the Bender Growth Fund's inception.

Under the terms of an Investment Advisory Agreement dated September 30, 1998, Fund Manager receives an annualized fee of 0.50%, paid monthly, on the average daily net assets of each share class of the Bender Growth Fund. For the Fund's fiscal year ending March 31, 2002, the Fund Manager received advisory fees of $298,391 from the Bender Growth Fund.

Under the terms of the Investment Advisor Agreement dated April 1, 2002, Fund Manager receives an annualized fee of 0.30% on the first $100 million in average daily net Fund assets and 0.25% on average daily net Fund assets in excess of $100 million, paid monthly in arrears.

The Fund Manager is controlled by Messrs. John P. Odell and Steven W. Arnold, both of whom also serve as Trustees to the Fund.

BENDER GROWTH FUND

With the approval of the Fund's shareholders and Board of Directors, the Fund Manager has entered into a Sub-Advisory Agreement with Robert Bender & Associates, Inc., 245 South Los Robles Avenue, Suite 620, Pasadena, CA 91011, (the "Investment Adviser") to provide primary investment management services to the Fund. The Investment Adviser was founded in 1972 and was subsequently incorporated in 1978. As of March 31, 2002, the Investment Adviser managed over $350 million of assets for various institutional clients, including pension and profit sharing plans, foundations and companies, as well as high net worth individuals. The Investment Adviser has been providing primary investment services to the Fund since the Fund's inception. Robert L. Bender owns a controlling interest in the Investment Adviser and also serves as a Director of the Fund.

PORTFOLIO MANAGERS OF THE BENDER GROWTH FUND

Robert L. Bender--President. After earning a Masters in Business Administration from the University of California at Los Angeles, Mr. Bender began his investment career with Douglas Aircraft Co. as a member of the treasury staff. Between 1966 and 1970, Mr. Bender was a portfolio manager with Pennsylvania Life and the Shamrock Fund. His last position before founding the Investment Adviser was with BWA Inc. as portfolio manager from 1970 to 1972. In 1972, Mr. Bender formed his own capital management firm. He subsequently incorporated the Investment Adviser in 1978. Since that time, Mr. Bender has been the sole shareholder, president, and treasurer of the Investment Adviser.

Reed G. Bender--Vice President. Reed Bender joined Robert Bender & Associates in 1990 and currently is responsible for research as well as portfolio management. He is a 1990 graduate of the University of the Pacific.

PORTFOLIO MANAGERS OF THE MONTECITO FUND

Nicholas D. Gerber, the President of the Investment Adviser, has been the portfolio manager of the Fund since its inception. Mr. Gerber has been President of the Investment Adviser since 1995 and was an equity portfolio manager with Bank of America from 1993 to 1995. Andrew Ngim is the co-portfolio manager of the Fund. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PriceWaterhouseCoopers from 1994 to 1999. Previously, he was employed as a stockbroker and stock analyst with a regional investment banking firm and as an investment consultant with a third party pension administrator.

                           HOW TO BUY AND SELL SHARES

DETERMINATION OF SHARE PRICE

Shares of the Funds are offered at each share's public offering price ("POP"), which is net asset value ("NAV") plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund's Investment Adviser, subject to the review and supervision of the Board Of Directors. Each Funds' per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

VARIABLE PRICING SYSTEM

The Bender Growth Fund offer three classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

CLASS A SHARES

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Bender Growth Fund and all shares of the Montecito Fund:

                             SALES CHARGE       SALES CHARGE
                               AS A %OF        AS A % OF NET       DEALER
 AMOUNT INVESTED            OFFERING PRICE    AMOUNT INVESTED    REALLOWANCE
 ---------------            --------------    ---------------    -----------

Under $25,000                   5.75%             6.10%             5.00%
$25,000 to $49,999              5.25%             5.54%             4.50%
$50,000 to $99,999              4.75%             4.99%             4.00%
$100,000 to $249,999            3.75%             3.83%             3.00%
$250,000 to $499,999            2.50%             2.56%             2.00%
$500,000 to $999,999            2.00%             2.04%             1.60%
1,000,000 and above             1.00%             1.02%             0.75%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firms (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with us. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Please see the Sub-Section entitled "Purchases through Financial Service Organizations" on page 12 of the Prospectus for additional information relating to purchases made through these types of entities.

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 ("CRBS"), the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer's concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

CLASS C SHARES

Class C Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

CLASS Y SHARES

Class Y Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class Y shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. These shares are only available to institutional investors, directors, officers and employees of the Fund, Fund Manager, Investment Adviser and Principal Underwriter, and private advisory clients of the Fund Manager and Investment Adviser.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the "FEES AND EXPENSES" Section of this Prospectus.

DISTRIBUTION FEES

The Bender Growth Fund has adopted Distribution Plans (the "12b-1 Plans") for each share class, pursuant to which the Fund pays the Fund Manager a monthly fee for shareholder servicing expenses of 0.25% per annum of the Funds' average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Funds' average daily net assets on their Class C shares. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Funds.

The Montecito Fund has adopted a Distribution Plan (the "12b-1 Plan"), pursuant to which the Fund pays the Fund Manager a monthly fee of 0.25% per annum of the Fund's average daily net assets for distribution and shareholder servicing. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The 12b-1 Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Funds' shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Fund.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager, and such payments may exceed the expenses actually incurred.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

MINIMUM INVESTMENT AMOUNTS

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund's shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

        MINIMUM MINIMUM
        INVESTMENT                                     SUBSEQUENT
        TO OPEN ACCOUNT                                INVESTMENTS
        ---------------                                -----------
        Regular               $2,500                     $1,000
        IRAs*                 $1,000                     $  100
        Educational IRAs      $  100                     $  100**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

        MINIMUM MINIMUM
        INVESTMENT                                     SUBSEQUENT
        TO OPEN ACCOUNT                                INVESTMENTS
        Regular               $2,500                     $100 per month mum
        IRAs*                 $1,000                     $100 per month
        Educational IRAs      $  100                     $100**

*    Includes traditional IRAs, Roth IRAs and Simple IRAs.
**   Up to a maximum of $2,000 per year.


OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Trust at 1-800-723-8637.

PURCHASE BY MAIL

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:

        The Bender Growth Fund                          The Montecito Fund
    c/o Orbitex Data Services, Inc.              c/o Orbitex Data Services, Inc.
       4020 South 147th Street                       4020 South 147th Street
           P.O. Box 542007                                P.O. Box 542007
           Omaha, NE 68137                                Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the appropriate Fund and mail the check to the above-mentioned addresses. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE CHECK.

Your purchase order, if accompanied by payment, will be processed upon receipt by Orbitex Data Services, Inc. (the "Transfer Agent"). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

WIRE TRANSFER PURCHASES

To make an initial purchase of shares by wire transfer, you need to take the following steps:

     1. Fill out and mail or fax (402-963-9094) the Account Application to the Transfer Agent;
     2.   Call 1-800-723-8637 to inform us that a wire is being sent;
     3.   Obtain an account number from the Transfer Agent; and
     4.   Ask your bank to wire funds to the account of:

        For The Bender Growth Fund:                 For The Montecito Fund
       First National Bank of Omaha,            First National Bank of Omaha,
             ABA #: 104000016                         ABA #: 104000016
        For account number 11288743              For account number 11288743
      For the Bender Growth Fund Class____ For the Montecito Fund Class____
             (enter class)                            (enter class)
        FBO A/C (enter fund account number) FBO A/C (enter fund account number)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account and should indicate which Fund and which share class you wish to purchase. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above and be sure to include your account number, Fund and share class on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application included with this Prospectus, or call the transfer agent and they will send you an Application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of each Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by each Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN

You may purchase Class A and Class C shares of each Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. Each Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-800-723-8637.

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

MISCELLANEOUS PURCHASE

Information All applications to purchase shares of each Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check, money order or wire transfer drawn on a U.S. bank, savings and loan association or credit union. Each Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. Each Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders. If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Sale requests should be mailed via U.S. mail or overnight courier service to:

      The Bender Growth Fund                       The Montecito Fund
  c/o Orbitex Data Services, Inc.      OR      c/o Orbitex Data Services, Inc.
     4020 South 147th Street                      4020 South 147th Street
        P.O. Box 542007                               P.O. Box 542007
        Omaha, NE 68137                               Omaha, NE 68137

The selling price of the shares being redeemed will be each Fund's per share net asset value next calculated after receipt of all required documents in Good Order, less any applicable CDSC (for Class C shares). Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

     1.   Your account number;
     2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
     3. The signatures of all account owners exactly as they are registered on the account;
     4.   Any required signature guarantees; and
     5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (i)  if you change the ownership on your account;
     (ii) when you want the redemption proceeds sent to a different address than is registered on the account;
     (iii) if the proceeds are to be made payable to someone other than the account's owner(s);
     (iv) any redemption transmitted by federal wire transfer to your bank; and
     (v) if a change of address request has been received by the Company or Orbitex Data Services within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Funds from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide signature guarantees). Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

BY TELEPHONE

You may redeem your shares in each Fund by calling the Transfer Agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian charges a $10 fee for outgoing wires.

REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to each Fund of maintaining very small accounts.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Orbitex Data Services, Inc., 4020 South 147th Street, P.O. Box 542007, Omaha, NE 68137.

                             PRINCIPAL UNDERWRITER

Capital Research Brokerage Services, LLC ("CRBS") located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, acts as principal underwriter for the Funds. The purpose of acting as an underwriter is to facilitate the registration of each Fund's shares under state securities laws and to assist in the sale of shares. CRBS is compensated by the Fund Manager for its services to each Fund under a written agreement for such services. For the Bender Growth Fund's fiscal year ending March 31, 2002, CRBS received $8,830 for underwriting services.

                               TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the appropriate Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the appropriate Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of each Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the appropriate Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the appropriate Fund during the following January.

Distributions by each Fund will result in a reduction in the fair market value of the appropriate Funds' shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in each the Fund.

                              GENERAL INFORMATION

Each Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the appropriate Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. Each Fund may also, from time to time, compare its performance to the S&P 500, or some other appropriate index.

According to the law of Maryland under which the Company is incorporated and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Bender Growth Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the independent accounting firm of McCurdy & Associates CPA's, Inc. These financial highlights, along with other information concerning the fund, are included in the fund's annual report, which is available without charge upon request.

CLASS A SHARES


                                             YEAR ENDED      YEAR ENDED      YEAR ENDED        YEAR ENDED
                                           MARCH 31, 2002  MARCH 31, 2001  MARCH 31, 2000    MARCH 31, 1999
                                           --------------  --------------  --------------    --------------


Net Asset Value, Beginning of Period       $       22.16   $       41.32   $       15.44     $     10.00
                                           -------------   -------------   -------------     -----------

Income From Investment Operations:
        Net investment loss                        (0.41)          (0.53)          (0.55)          (0.20)
        Net gains (losses) on securities
        (both realized and unrealized)              0.38          (18.63)          27.39            5.64
                                           -------------   -------------   -------------     -----------
                Total from investment operations   (0.03)         (19.16)          26.84            5.44
                                           -------------   -------------   -------------     -----------
Distributions to shareholders from
        net realized capital gains                  --              0.00           (0.96)           0.00
                                           -------------   -------------   -------------     -----------

Net Asset Value, End of Period             $       22.13   $       22.16   $       41.32      $    15.44
                                           =============   =============   =============


Total Return                                       (0.14)%        (46.37)%        181.21%          54.40%

Ratios/Supplemental Data
Net assets, end of period (in 000's)       $       6,991   $       8,317   $       5,341               33
Ratio of expenses to average net assets:
        Before expense reimbursement                1.85%           1.85%           1.86%            1.82%
        After expense reimbursement                 1.85%           1.85%           1.85%            1.82%
Ratio of net investment income (loss) to average net assets:
        Before expense reimbursement               (1.76)%         (1.53)%         (1.56)%          (3.85)%
        After expense reimbursement                (1.76)%         (1.53)%         (1.55)%          (3.85)%
Portfolio turnover rate                            22.92%           0.82%           7.61%           24.91%

1  Annualized
** The Bender Growth Fund Class A commenced operations on October 1, 1998.




CLASS C SHARES


                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      MARCH 31,     MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2002           2001            2000           1999          1998
                                                       ----           ----            ----           ----          ----


Net Asset Value, Beginning of Period             $       22.87  $       43.21  $       16.27  $      13.61  $       8.24
                                                 -------------  -------------  -------------  ------------  ------------
Income From Investment Operations:
        Net investment loss                              (0.67)         (0.93)         (0.73)        (0.55)        (0.28)
        Net gains (losses) on securities
                (both realized and unrealized)            0.34         (19.41)         28.63          3.21          5.65
                                                 -------------  -------------  -------------  ------------  ------------
        Total from investment operations                 (0.33)        (20.34)         27.90          2.66          5.37
                                                 -------------  -------------  -------------  ------------  ------------
Distributions to shareholders from
        net realized capital gains                     --                0.00          (0.96)         0.00          0.00
                                                 -------------  -------------  -------------  ------------  ------------

Net Asset Value, End of Period                   $       22.54  $       22.87  $       43.21  $      16.27  $      13.61
                                                 =============  =============  =============  ============  ============


Total Return                                             (1.44)%       (47.07)%       178.39%        19.54%        65.17%

Ratios/Supplemental Data
Net assets, end of period (in 000's)         $       21,416 $       22,159 $       34,556 $       8,743 $       6,728
Ratio of expenses to average net assets:
        Before expense reimbursement                      2.89%          2.80%          3.09%         4.23%         5.34%
        After expense reimbursement                       2.89%          2.80%          2.98%         4.23%         3.50%
Ratio of net investment income (loss)
   to average net assets:
        Before expense reimbursement                     (2.80)%        (2.48)%        (2.67)%       (5.49)%       (5.09)%
        After expense reimbursement                      (2.80)%        (2.48)%        (2.56)%       (5.49)%       (3.25)%
Portfolio turnover rate                                  22.92%          0.82%          7.61%        24.91%         7.44%

1       Annualized
**      The Bender Growth Fund Class C commenced operations on December 10, 1996.



CLASS Y SHARES


                                              YEAR ENDED      YEAR ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,    MARCH 31,    MARCH 31,
                                                2002            2001             2000         1999         1998
                                                ----            ----             ----         ----         ----

Net Asset Value, Beginning of Period       $       23.80  $       44.59  $       16.64  $      13.74  $       8.26
                                           -------------  -------------  -------------  ------------  ------------

Income From Investment Operations:
        Net investment loss                        (0.46)         (0.60)         (0.55)        (0.47)        (0.22)
        Net gains (losses) on securities
        (both realized and unrealized)              0.35         (20.19)         29.46          3.37          5.70
                                           -------------  -------------  -------------  ------------  ------------
        Total from investment operations           (0.11)        (20.79)         28.91          2.90          5.48
                                           -------------  -------------  -------------  ------------  ------------
Distributions to shareholders from
        net realized capital gains               --                0.00          (0.96)      --               0.00
                                           -------------  -------------  -------------  ------------  ------------

Net Asset Value, End of Period             $       23.69  $       23.80  $       44.59  $      16.64  $      13.74
                                           =============  =============  =============  ============  ============


Total Return                                       (0.46)%       (46.62)%       180.55%        21.11%        66.34%

Ratios/Supplemental Data
Net assets, end of period (in 000's)   $       23,387 $       28,832 $       20,302 $       2,781 $       2,312
Ratio of expenses to average net assets:
        Before expense reimbursement                1.93%          1.92%          2.22%         3.49%         4.59%
        After expense reimbursement                 1.93%          1.92%          2.13%         3.49%         2.75%
Ratio of net investment income (loss) to average net assets:
        Before expense reimbursement               (1.84)%        (1.60)%        (1.82)%       (4.74)%       (4.34)%
        After expense reimbursement                (1.84)%        (1.60)%        (1.73)%       (4.74)%       (2.50)%
Portfolio turnover rate                            22.92%          0.82%          7.61%        24.91%         7.44%



1       Annualized
** The Bender Growth Fund Class Y commenced operations on December 10, 1996.


PRIVACY STATEMENT

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

     o    Account applications and other required forms,
     o    Written, oral, electronic or telephonic communications and
     o    Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's Annual report to shareholders, dated March 31, 2002. In the Fund's Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal year. The Fund's Annual Report is available without charge by calling the Fund. You may also get additional information concerning the Fund from the sources listed below:

STATEMENT OF ADDITIONAL INFORMATION (SAI)- The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated July 29, 2002, has been filed with the SEC and is incorporated by reference into this prospectus. To request a free copy of the SAI, or the Fund's latest annual Report, please contact the Fund at:

            The Santa Barbara Group of Mutual Funds c/o Orbitex Data
                                 Services, Inc.
                                P.O. Box 542007
                                Omaha, NE 68154

Or you may visit us on the web at www.robertbender.com or __________________.com.

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.




                             The Bender Growth Fund
                        c/o Orbitex Data Services, Inc.
                            4020 South 147th Street
                                P.O. Box 542007
                                Omaha, NE 68137

                           Investment Company Act No.
                                   811-07414

                      Santa Barbara Group of Mutual Funds
                             The Bender Growth Fund
                               The Montecito Fund
                        c/o Orbitex Data Services, Inc.
                            4020 South 147th Street
                                P.O. Box 542007
                                Omaha, NE 68137

                           Investment Company Act No.
                                   811-07414

                       STATEMENT OF ADDITIONAL INFORMATION


                              Dated August 1, 2002

                           FOR THE BENDER GROWTH FUND
                                       and
                       For the Montecito Fund (the "Funds")
                                Both A Series of


                  The Santa Barbara Group Of Mutual Funds, Inc.
                                 (the "Company")
                      107 South Fair Oaks, Blvd., Suite 315
                           Pasadena, California 91105
                                 1-800-723-8637


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of The Bender Growth Fund and the Montecito Fund dated August 1, dated July 29, 2002. You may obtain a copy of the Prospectus, free of charge, by writing to The Santa Barbara Group of Mutual Funds, c/o Orbitex Data Services, inc., 4020 South 147th Street, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the Bender Growth Fund and the montecito Fund (the "Prospectus") is incorporated herein by reference for all purposes, and all defined terms contained in the Prospectus have the same meanings and are used in this SAI for the same purposes.

                                TABLE OF CONTENTS

Management of the Fund                                                         3
--------------------------------------------------------------------------------
Investment Policies                                                            4
--------------------------------------------------------------------------------
Investment Restrictions                                                        5
--------------------------------------------------------------------------------
Fund Manager and Investment Adviser                                            6
--------------------------------------------------------------------------------
Directors and Officers                                                         7
--------------------------------------------------------------------------------
Control Persons and Principal Holders of the Fund                              8
--------------------------------------------------------------------------------
Compensation of Directors                                                      9
--------------------------------------------------------------------------------
Performance Information                                                       10
--------------------------------------------------------------------------------
Purchasing and Redeeming Shares                                               11
--------------------------------------------------------------------------------
Tax Information                                                               12
--------------------------------------------------------------------------------
Custodian                                                                     13
--------------------------------------------------------------------------------
Transfer Agent                                                                14
--------------------------------------------------------------------------------
Administration                                                                15
--------------------------------------------------------------------------------
Brokerage Allocation and Portfolio Transactions                               16
--------------------------------------------------------------------------------
Distributor                                                                   17
--------------------------------------------------------------------------------
Independent Auditors                                                          18
--------------------------------------------------------------------------------
Legal Counsel                                                                 19
--------------------------------------------------------------------------------
Distribution Plans                                                            20
--------------------------------------------------------------------------------
Financial Statements                                                          21
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), an open-end investment management company, was incorporated in Maryland on December 30, 1992. The affairs of the Company are managed the Company's Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund in the Company, including agreements with each Fund's custodian, transfer agent, investment adviser and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable. The day-to-day operations of the Fund are delegated to the Fund Manager.


The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund). Currently, two series being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Company, Fund Manager, Investment Adviser and Principal Underwriter have each adopted a Code of Ethics which governs certain personal investment activities of person having access to investment information of the Funds. The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which the Fund invests. A copy of the Company's currently effective Code of Ethics is attached as an exhibit to this Registration Statement.

                               INVESTMENT POLICIES

The Funds' investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This Section provides additional information concerning the Funds' investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Funds' assets (valued at the time of investment), the Funds will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. Each Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock. The Funds may also invest in a variety of other securities.

The Bender Growth Fund's investment objectives is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Funds' outstanding shares. As used in this SAI and the Prospectus, a "majority of the Fund's outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Montecito Fund's investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES
---------------------------

Each may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER
----------------
Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor's Corporations or Prime-1 or higher by Moody Investors Services, Inc.


FOREIGN SECURITIES
------------------
Each may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING
---------
Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of their total assets at the time of such borrowing for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940 ("1940 Act") to meet redemption requests. The Funds will not purchase portfolio securities while borrowings exceed 5% of the Funds' total assets. This borrowing may be unsecured. The1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase of decrease in the market value of the Funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.


                             INVESTMENT RESTRICTIONS


The Bender Growth Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. The Fund may not:


1. make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

2. invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3. borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4. pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;



5. make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Bender Growth Fund, which may be changed by the Board of Directors, provide that the Fund may not:


1. invest in securities issued by an investment company; except that the Fund may invest in money market funds in accordance with the requirements of the Investment Company Act of 1940, as amended;

2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

4. Invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Montecito Fund may not:

1. make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2. invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3. borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.   make loans to other persons, except (a) by loaning portfolio securities,
     (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

5. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

7. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.


With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

                       FUND MANAGER AND INVESTMENT ADVISER


Information on the Funds' fund manager and investment advisers is set forth in the prospectus. This Section contains additional information concerning these entities.

SBG Capital Management, Inc. (the "Fund Manager") is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission. The Fund Manager manages the general business affairs of the Funds pursuant to an investment advisory agreement with the Company dated September 30, 1998 (the "Advisory Agreements"). Messrs. John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as serving as Directors of the Company. Accordingly, each of those persons is considered an "affiliated person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Under the Advisory Agreement for the Bender Growth Fund, the Fund Manager is paid a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. For its fiscal years ending on March 31, 1998, 1999, 2000 and 2002 the Fund paid $76,604, $81,359, $133,830, $366,746 and $298,291.

Under the Advisory Agreement for the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Fund's average daily net assets, and 0.25% on average daily net assets in excess of $100 million.

Under the terms of the Advisory Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. However, pursuant to the Sub-Advisory Agreement, the investment adviser makes the day to day decisions with regard to the Funds.

The Advisory Agreement provides that the Fund Manager shall not be liable for any loss suffered by the Funds or their shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement has a term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:



(a) by the vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



The Fund Manager, with the approval of the Board and the Funds' shareholders, has retained Robert Bender & Associates, Inc. ("Bender"), in which Robert L. Bender owns a controlling interest, to provide day-to-day investment management services to the Fund under a Sub-Advisory Agreement dated September 30, 1998. Bender was incorporated in December, 1978.

The Investment Adviser is paid by the Fund Manager monthly at an annual rate of ______% of the Fund's average daily net assets. For the fiscal year ended March 31, 2002, Bender received $_______ from the Fund Manager.

The Fund Manager, with the approval of the Board and the Fund's shareholders, has retained Ameristock Corporation (the "Ameristock") to provide day-to-day investment management services to the Montecito Fund under a Sub-Advisory Agreement dated April 1, 2002. Ameristock is paid by the Fund Manager monthly at an annual rate of 0.25% of the first $100 million of the Montecito Fund's average daily net assets, and 0.20% on average daily net assets in excess of $100 million.

Each Sub-Advisory Agreement provides that the Investment Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.


The Sub-Advisory Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:


(c) by the vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
(d) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.


Each Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisory and Sub-Advisory Agreements for the Bender Growth Fund were renewed by the Board at a meeting held on May 23, 2002. In determining whether to renew the Agreements, the Directors reviewed reports regarding the performance of the Bender Growth Fund as compared to the S&P 500 Index and the Wilshire 4500 Index for the three month and one year periods ended March 31, 2002, and the annualized total returns since the inception of the Fund. The Directors also reviewed the performance and expense ratio of the Fund as compared to other mutual funds of similar size and investment strategy. Mr. Reed Bender discussed with the Directors the nature and quality of the services provided by Bender. He discussed the recent performance of the Bender Growth Fund. He also reviewed the personnel and financial condition of Bender. Mr. Arnold and Mr. O'Dell, representing the Fund Manager, reviewed the expense ratio of the Fund. The Board noted that the Fund Manager had reduced the Funds advisory fees over time as the Fund had grown. Mr. Arnold indicated that the Fund Manager would consider further reductions as the Fund grows in asset size. Mr. O'Dell observed that the Funds lower portfolio turnover rate results in lower total operating costs to shareholders, which improves the Fun's overall performance. Both the Fund Manager and Bender provided certifications to the Board of Directors regarding their compliance with the Code of Ethics and Rule 17j-1 of the Investment Company Act. Based upon the information provided, it was the Board'' consensus that the fees to be paid to the Fund Manager were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and the renewal of the Agreements was in the best interest of the Fund's shareholders. Both the Fund Manager and Bender provided certifications to the Board of Directors regarding their compliance with the Code of Ethics and Rule 17j-1 of the Investment Company Act.

The Advisory Agreement and Sub-Advisory Agreement for the Montecito Fund was approved by the Board at a meeting held on February 28, 2002. In determining whether to approve the Agreements, the Directors reviewed the Fund Manager's balance sheet dated as of December 31, 2001, and reviewed the terms of both the proposed Advisory Agreement and the Sub-Advisory Agreement. Mr. O'Dell explained the proposed fee structure and services to be provided pursuant to the Agreements. Certain Directors reported on their discussions with Nicholas Gerber of Ameristock. Mr. O'Dell discussed the qualifications and personnel of Ameristock. Mr. O'Dell also discussed the performance of another mutual fund (with the same objective and strategies as the Montecito Fund) advised by Ameristock. Mr. O'Dell certified to the Board that the Fund Manager had adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act, and procedures reasonably designed to prevent violations of the Code, and that Mr. Gerber had made the same certification on behalf of Ameristock. Based upon the information provided, it was the Board's consensus that the fees to be paid to the Fund Manager pursuant to the Advisory Agreement were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and that the approval of the Agreements was in the best interest of the Fund's shareholders.




Operating Services Agreement.
-----------------------------
The Company has also entered into an Operating Services Agreement with the Fund Manager ("Services Agreement") dated September 30, 1998. Under the terms of the Services Agreement, the Fund Manager provides, OR ARRANGES TO PROVIDE, day-to-day operational services to the Funds including, but not limited to;




1.   accounting                                  6.   custodial
2.   administrative                              7.   fund share distribution
3.   legal                                       8.   shareholder reporting
4.   dividend disbursing and transfer agent      9.   sub-accounting, and
5.   registrar                                   10.  record keeping services

Under the Services Agreement, the Fund Manager may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Fund Manager is responsible for compensating such parties.


Under the Services Agreement, for administrative services rendered to the Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A shares; 2.00% annually on Class Y shares up to $2.5 million, then 1.10% annually on amounts above $2.5 million; and 2.00% annually on Class C shares up to $7.5 million, then 1.10% annually on amounts above $7.5 million. For its fiscal years ending March 31, 2000, 2001 and 2002, the Company paid the Fund Manager service fees of $896,872 and $746,459, respectively. Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually.

                             DIRECTORS AND OFFICERS


The Board Of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below. The business address of each director is:


                      107 South Fair Oaks, Blvd., Suite 315
                           Pasadena, California 91105

STEVEN W. ARNOLD: Co-Chairman of the Board since 1996, Treasurer and Co-President of the Fund since 1996

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      46      Marketing manager for SBG Capital Management, Inc.
Suite 315                               Co-President and controlling shareholder, SBG Capital
Pasadena, CA 91105                      Management, Inc.

JOHN P. ODELL: Co-Chairman of the Board since 1998, Co-President of  the Fund since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      36      Marketing manager for SBG Capital Management, Inc.,
Suite 315                               Co-President and controlling shareholder of SBG Capital
Pasadena, CA 91105                      Management, Inc. since 1998.

ROBERT L. BENDER: Director since 1996

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

245 South Los Robles            65      President of Robert L. Bender & Associates, Inc. since 1972.
Suite 620
Pasadena, CA 90272

The following table provides information about each Director who is not an "interested" person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.

HARVEY MARSH: Director since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      63      Chief Financial Officer for Golden Systems, Inc. from 1998 -
Suite 315                               2001. Self-employed financial consultant from 1996 - 1998 and
Pasadena, CA 91105                      from 2001 - present. Certified Public Accountant.

WAYNE TURKHEIMER: Director since 2002

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      49      Attorney in solo practice since 1986 specializing
Suite 315                               in general business, probate and estate law.
Pasadena, CA 91105                      Received AB from UCLA, Cum Laude in 1974.
                                        Received JD from USC Law Center in 1977.


GLORY BURNS: Director since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      49      Professor at Colorado State University since 1991.  Received BS
Suite 315                               from University of Colorado in 1975.  Received MBA from the
Pasadena, CA 91105                      University of Denver in 1980.  Received JD from the University of Puget Sound in 1978.

LAWRENCE SIGNEY: Director since 2000

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      41      Associate Pastor at St. Bede the Venerable since 1993.
Suite 315
Pasadena, CA 91105

Each  Independent  Director  receives a fee of

$500 for each meeting attended. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other Funds of the Company. The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2002.


Name of Director     Compensation    Pension      Annual      Total Compensation
                     from            Benefits    Benefits      Paid to Director
                     Fund complex
- ------------------------------------------------------------------------------
Harvey Marsh         $2000.00          $0.00        $0.00          $2000.00

Wayne Turkheimer     $2000.00          $0.00        $0.00          $2000.00

Glory Burns          $2000.00          $0.00        $0.00          $2000.00

Lawrence C. Signey   $2000.00          $0.00        $0.00          $2000.00

The Company's audit committee consists of ______________________. The audit committee is responsible for overseeing each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Directors. The audit committee held 1 meeting during the fiscal year ended March 31, 2002.


The following table provides information regarding Shares of the Bender Growth Fund owned by each Director as of December 31, 2001.

                           TRUSTEE                DOLLAR RANGE OF FUND SHARES
                           -------                ---------------------------

                      Ramesh C. Jhaveri
                      Saumil R. Jhaveri
                         Harvey Marsh
                       Wayne Turkheimer
                         Glory Burns
                      Lawrence C. Signey



                CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND


As of March 31, 2002, there were no Control Persons (as defined in the 1940Act) of the Fund.

As of March 31, 2002, the following persons owned, beneficially or of record, 5% or more of the Fund's Share Classes.


--------------------------------------------------------------------------------
                                                        % OF TOTAL
                          SHARE CLASS   % OF SHARE      FUND SHARES
NAME OF SHAREHOLDER          OWNED      CLASS OWNED       OWNED
--------------------------------------------------------------------------------
Jorge L & V Class A         6.60%          0.52%
--------------------------------------------------------------------------------
Charles Schwab FBO
Client Accounts Class Y   65.60%          20.52%
--------------------------------------------------------------------------------




The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION


Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)n=ERV

Where:      P       =    a hypothetical $1,000
            T       =    average annual total return
            n       =    number of years
            ERV     =    ending redeemable value at the end of the applicable
                         period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)n=ATVD

Where:      P       =    a hypothetical $1,000 initial investment
            T       =    average annual total return (after taxes on
                         distributions)
            n       =    number of years
            ATVD         ending value at the end of the applicable period of the
                         hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)n=ATVDR

Where:      P       =    a hypothetical $1,000 initial investment
            T       =    average annual total return (after taxes on
                         distributions and redemption)
            n       =    number of years
            ATVDR        ending value at the end of the applicable period of the
                         hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

The following table provides information regarding the Bender Growth Fund's Class Y performance for the periods ended March 31, 2002:

----------------------------------- -------------- ----------- -----------------
                                       1 Year        5 Years     Since Inception
                                                                    12/10/96
----------------------------------- -------------- ----------- -----------------
Average Annual Total Return            (0.46)        24.60              18.69
----------------------------------- -------------- ----------- -----------------
Average Annual Total Return
After Taxes on Distributions           (0.46)        24.33              18.45
----------------------------------- -------------- ----------- -----------------
Average Annual Total Return
After Taxes on Distributions
and Redemptions                        (0.28)        21.02              15.82
----------------------------------- -------------- ----------- -----------------

A Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES


Information concerning purchasing and redeeming shares of the Funds are contained in the Prospectus.

Redemptions will be made at net asset value. Each Funds' net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of each of the Funds, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund are open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share prices or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

                                 TAX INFORMATION


The Funds intend to qualify as a regulated investment companies under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to their business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to Federal income tax on the income so distributed. However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.


Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.


Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.


Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Fund.

Dividends. A portion of each of the Funds' income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of either of the Funds, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gaindistribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.


                                    CUSTODIAN


United Missouri Bank, 928 Grand Blvd., Kansas City, MO 64141, acts as custodian for the Funds. As such, UMB holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. UMB does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.


                                 TRANSFER AGENT


Orbitex Fund Services, Inc. ("OFS"), 150 Motor Parkway, Hauppauge, NY 11788, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Fund Manager dated May 17, 2000. Under a Sub-Transfer Agency Agreement between ADS and its affiliate, Orbitex Data Services, Inc. ("ODS"), ODS will act as transfer, dividend disbursing, and shareholder servicing agent for the Fund, effective August 1, 2001. ODS is located at 4020 South 147th Street, P.O. Box 542007, Omaha, NE 68137. Under the agreement, ODS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered as transfer agent, the Fund Manager pays OFS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. Prior to October 1, 2000, Declaration Services Company ("DSC") acted as the Fund's transfer, dividend disbursing and shareholder servicing agent. For its fiscal years ended on March 31, 1998, and 1999, the Fund paid $42,419, and $47,718 in transfer agent fees. For the Fund's fiscal year ended March 31, 2000, the Fund Manager was responsible for paying servicing fees to DSC. For the fiscal year ended March 31, 2001, the Fund Manager was responsible for paying servicing fees to DSC and OFS, respectively. For the fiscal year ended March 31, 2002, the Fund Manager was responsible for paying servicing fees to OFS.




                                 ADMINISTRATION


OFS also acts as Administrator to the Fund pursuant to a written agreement with the Company and Fund Manger. The Administrator supervises all aspects of the operations of the Fund except those performed by the Funds' investment Adviser under the Funds' investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Funds' net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Funds
(d)  preparing the Funds' federal and state tax returns
(e) preparing reports and filings with the Securities and Exchange Commission
(f) preparing filings with state Blue Sky authorities
(g) maintaining the Funds' financial accounts and records



For the services to be rendered as Administrator, The Fund Manager pays OFS an annual fee, paid monthly, based on 0.15% of the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. Prior to October 1, 2000, DSC acted as Administrator to the Fund. For its fiscal years ended on March 31, 1998, and 1999, the Fund paid $60,000 and $30,082 in administration fees. For fiscal year ended March 31, 2000, the Fund Manager paid all fees charged by DSC for these services. For the fiscal year ended March 31, 2001, the Fund Manager paid all fees charged by DSC and ADS, respectively, for these services. For the fiscal year ended March 31, 2002, the Fund Manager paid all fees charged by OFS for these services.

                 BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS


Subject to policies established by the Board of Directors of the Funds, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.



Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Sub-Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the Investment Adviser, the Investment Adviser has advised that such information is, in its opinion, only supplementary to the Investment Adviser's own research activities and the information must still be analyzed, weighed and reviewed by the Investment Adviser. During the fiscal year ended March 31, 2002, the Fund paid brokerage commissions of $48,484.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or Investment Adviser. The Investment Adviser may take into account the sale of Fund shares by a broker in allocating brokerage transactions. It is anticipated that the Funds' annual portfolio turnover rates will not exceed 40%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.


                                   DISTRIBUTOR



On August 18, 2000, the Company's Board of Directors approved the Fund Manager's selection of Capital Research Brokerage Services, LLC ("CRBS"), 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, to succeed Declaration Distributors, Inc. as Distributor and principal underwriter for the Fund. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor shall pay the Distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700. For the fiscal year ended March 31, 2002, CRBS received a fee of $8,830 in commissions from the sale of Fund shares.


                              INDEPENDENT AUDITORS


McCurdy & Associates, CPA's, Inc. 27955 Clemens Road, Westlake Ohio, 44145l served as the Company's independent auditors and audited the Bender Growth Fund's financial statements for its fiscal year ending on March 31, 2001 and has been selected to again serve in that capacity for the Fund's fiscal year ending March 31, 2002.


                                  LEGAL COUNSEL


Thompson Hine LLP, 312 Walnut Street, 14th Floor, Cincinnati, Ohio 45202-4089 acts as counsel to the Company.


                               DISTRIBUTION PLANS


As noted in the Funds' Prospectus, the Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby each of the Funds pays 0.25% per annum of that Fund's average daily net assets for each of its share classes, and, in the case of the Bender Growth Fund, 0.75% per annum of that Fund's average daily net assets for its Class C shares, to the Fund Manager, Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of that Fund's shares. The fees are paid on a quarterly basis, based on each Fund's average daily net assets attributable to each class of shares.

Pursuant to the Plans, the Fund Manager is entitled to a fee each month for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager without any additional payments by the Funds. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.



The Plans also provide that to the extent that each Fund, the Fund Manager, or other parties on behalf of either of the Funds, or the Fund Manager make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Funds' shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of eacg of the Fund. The Board of Directors, including the non- interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Fund's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of each of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.


The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.


The Fund Manager is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.


                              FINANCIAL STATEMENTS


The financial statements of the Bender Growth Fund are incorporated herein by reference to the audited annual report of the Fund, dated March 31, 2002. The Company will provide the Annual Report without charge at written request or request by telephone.

                                     PART C
                                OTHER INFORMATION

ITEM 23  EXHIBITS

(a)(1)Articles of Incorporation.          Incorporated by reference from Initial
                                          Registration Statement, filed on
                                          December 30, 1992.
     (2)                                  For of Articles Supplementary in
                                          respect to the Montecito Fund filed
                                          herewith.

(b)  Bylaws of Registrant                 Incorporated by reference from Initial
                                          Registration Statement, filed on
                                          December 30, 1992.

(c)  Instruments Defining
       Rights of Shareholders             None  [Not Applicable].

(d)  Investment Advisory Agreements-
     (1)  Investment Advisory and         Incorporated by reference from
          Sub Advisory Agreement          Definitive Proxy, filed on
          for the Bender Growth Fund      September 1, 1998 and approved by
                                          shareholders on September 30, 1998.
     (2)  Sub-Advisory Agreement          Incorporated by reference from
          for the Montecito Fund          Post-Effective Amendment #11, filed
                                          on April 5, 2002.
     (3)  Advisory Agreement
          for the Montecito Fund

(e)  Underwriting Contracts               Incorporated by reference.
(f)  Bonus or Profit-Sharing
      Contracts                           None [Not Applicable].

(g)  Custodian Agreement                  Incorporated by reference from
                                          pre-effective amendment # 4, filed on
                                          October 4, 1996.

(h)  Other Material Contracts
     (1) Operating Services Agreement     Filed herewith.

     (2)Investment Services Agreement     Incorporated by reference from
                                          Definitive Proxy, filed on
                                          September 1, 1998 and approved by
                                          shareholders on September 30, 1998.

(i)  Opinion of Counsel


     (1) Opinion                          Previously filed on January 22, 2002
                                          as Exhibit 23(I) to post-effective
                                          amendment #10 of Registrant and
                                          incorporated herein by reference.
     (2) Consent                          Filed herewith.

(j)  Other Opinions                       Consent of Auditors is filed
                                          herewith.

(k)  Omitted Financial Statements         None [Not Applicable].

(l)  Initial Capital Agreements           Incorporated by reference from
                                          pre-effective amendment # 4, filed on
                                          October 4, 1996.

(m)  Rule 12b-1 Plans
     (1) Bender Growth Fund               Incorporated by reference from
                                          Definitive Proxy, filed on
                                          September 1, 1998 and approved by
                                          shareholders on September 30, 1998.
     (2) Montecito Fund                   Incorporated by reference from
                                          Post-Effective Amendment #11, filed
                                          on April 5, 2002.

(n)  Rule 18f-3 Plan                      Incorporated by reference from
                                          pre-effective amendment # 4, filed on
                                          October 4, 1996.

(o)  Reserved

(p)  Code of Ethics                       Filed herewith.

ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
-----------------------------------------------------------------------

No person is directly or indirectly controlled by, or under common control with the Registrant.

ITEM 25 INDEMNIFICATION.
-----------------------

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser has no other business or other connections.

ITEM 27 PRINCIPAL UNDERWRITERS.

Capital Research Brokerage Services, LLC ("CRBS"), located at 107 South Fair Oaks Avenue, #315, Pasadena, California acts as the Registrant's principal underwriter. CRBS is affiliated with the Investment Adviser.

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS.

Orbitex Data Services, Inc.
14707 California Street, Suite #5
Omaha, NE 68154

SBG Capital Management, Inc.
107 South Fair Oaks, Blvd., Suite 315
Pasadena, NC  91105

ITEM 29 MANAGEMENT SERVICES.
---------------------------

Orbitex Data Services, Inc.
4020 south 147th Street
Omaha, NE 68137

ITEM 30 UNDERTAKINGS.
--------------------

None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pasadena and State of California on the 30th day of May, 2002.

           FOR THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
           (REGISTRANT)


           /S/ STEVEN W. ARNOLD                  /S/ JOHN P. ODELL
           -------------------------------       -------------------------------
           By:  Steven W. Arnold                 By:  John P. Odell
           Co-President and Co-Chairman          Co-President and Co-Chairman

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME                               TITLE                      DATE
--------------------------------------------------------------------------------



/S/ STEVEN W. ARNOLD               Co-President,              May 31, 2002
---------------------
STEVEN W. ARNOLD                   Co-Chairman, Director



/S/ JOHN P. ODELL                  Co-President,              May 31, 2002
-------------------------------
JOHN P. ODELL                      Co-Chairman, Director



/S/ ROBERT L. BENDER               Director                   May 31, 2002
---------------------
ROBERT L. BENDER



/S/ HARVEY MARSH                   Director                   May 31, 2002
-------------------------------
HARVEY MARSH



/S/ JOHN W. SVENDSON               Director                   May 31, 2002
---------------------
JOHN W, SVENDSON



/S/ WAYNE TURKHEIMER               Director                   May 31, 2002
---------------------
WAYNE TURKHEIMER



/S/ GLORY BURNS                    Director                   May 31, 2002
-------------------------------
GLORY BURNS



/S/ LAWRENCE CHRISTOPHER SIGNEY    Director                   May 31, 2002
-------------------------------
Lawrence Christopher Signey